Item 1: Report to Shareholders

Balanced Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Last year was marked by two distinct periods in which U.S. stocks performed well in the first half of the year but saw sharp declines in the second half. Bonds produced solid returns as prices rose and yields declined in the last six months due to turmoil in certain segments of the fixed-income market and fears of significant economic weakness. The Federal Reserve lowered short-term interest rates three times in the second half of the year. Non-U.S. stocks performed better than domestic shares in 2007, as stronger foreign currencies relative to the U.S. dollar enhanced returns in dollar terms. Emerging markets produced stellar returns. The Balanced Fund’s broad diversification across these asset classes served investors well in 2007.

HIGHLIGHTS

• U.S. stocks produced meager gains in the final half of 2007, while international equity markets and bonds had solid returns.

• The Balanced Fund produced gains, aided by its broad diversification, and surpassed its benchmarks for the full year.

• Overweighting international stocks helped the fund’s relative performance. We believe that slower economic growth favors undervalued large-cap growth companies.

• We have introduced U.S. large-cap growth and U.S. large-cap value style subportfolios to complement the fund’s current large-cap core holdings within U.S. equities.

• We believe that shareholders will continue to benefit from the fund’s commitment to a diversified portfolio.

Your fund returned 1.37% in the second half of 2007 and 7.18% for the entire year. As shown in the Performance Comparison table, the fund did better than the benchmarks for the entire year and lagged only the combined index portfolio in the last six months. For the year, the portfolio was slightly overweight in non-U.S. equities, which helped returns, as international stocks produced solid gains. The fund also benefited from its emphasis on large-cap shares in the domestic equity portfolio. An underweight to bonds versus stocks hurt performance in the second half of the year.

MARKET ENVIRONMENT

U.S. economic growth accelerated through most of 2007, in spite of the growing credit and housing contraction that weighed on financial markets. The economy expanded at an annualized rate of 4.9% in the third quarter, 3.8% in the second quarter, and 0.6% in the first quarter. But fourth-quarter growth was widely expected to suffer due to increased credit problems among lenders, the housing contraction, and high energy costs.

The overall rate of inflation increased as oil and gas prices climbed throughout the year, and oil closed out the year with the price of a barrel at around $100. “Core” inflation (excluding food and energy prices) remained mostly in check, leading the Federal Reserve to lower short-term interest rates in an attempt to avoid recession. The Fed appeared set on a course of continuing to reduce interest rates, as it signaled that the risks of economic weakness were greater than inflation, especially with consumer spending expected to moderate.

U.S. stocks declined in the last six months of 2007, hobbled by the implosion of the subprime mortgage market and the credit squeeze among banks and other financial lenders. Early in the year, many companies that had loaned to homebuyers with questionable credit acknowledged an increase in defaults and delinquencies. By the summer, major Wall Street firms and commercial banks with exposure to the subprime market reported substantial losses. Liquidity in asset-backed commercial paper soon evaporated as fears of additional losses discouraged banks from lending to each other. The Federal Reserve reduced short-term rates and attempted to boost liquidity. But economic concerns weighed on market performance and slowed mergers and acquisitions, which had been robust early in the year.

Small-cap shares lagged large-caps in the last six months and for the full year. The small-cap Russell 2000 Index returned -7.53% and -1.57% in the 6- and 12-month periods ended December 31, 2007, respectively, versus -1.37% and 5.49% for the S&P 500 Index. As measured by various Russell indexes, growth stocks did better than value stocks across all market capitalizations for both periods.

In the large-cap universe, mounting mortgage losses at major banks and brokerages pushed financials sharply lower. Consumer discretionary shares also stumbled as rising oil prices, declining home values, and weakening economic activity threatened to discourage consumer spending on nonessentials. Energy stocks performed well, with oil prices remaining close to the record of $100 a barrel reached in November. Consumer staples stocks, whose business prospects tend not to be closely tied to the economy’s health, also produced good returns. For the entire year, technology shares rose strongly, while industrials and business services and telecommunications stocks produced milder gains. Consumer discretionary and financial shares fell for the year.

U.S. bonds produced solid returns for 2007, as prices rose and yields declined in the second half of the year due to turmoil in certain segments of the fixed-income market and fears of a significant slowdown. U.S. Treasuries, which are sensitive to interest rate changes, did best, as the Fed reduced the fed funds rate from 5.25% to 4.25%. Ginnie Mae mortgage-backed securities and investment-grade corporate bonds also performed well. High-yield bonds produced modest gains for the full year, as investors shunned assets with higher credit risks in the last six months. The Lehman Brothers U.S. Aggregate Index, which measures the taxable domestic investment-grade bond universe, returned about 6.97%.

Non-U.S. stock markets turned in superior returns relative to their domestic counterparts in the 6- and 12-month periods ended December 31, as stronger foreign currencies relative to the U.S. dollar enhanced returns for U.S. investors. Emerging markets produced stellar returns, led by equities in Latin America and Asia. Developed European markets produced solid gains, but Japanese shares declined. The MSCI EAFE Index, which measures the performance of mostly large-cap stocks in Europe, Australasia, and the Far East, returned 11.63%.

ASSET ALLOCATION STRATEGY

In keeping with the broad diversification of the Balanced Fund, we have introduced U.S. large-cap growth and U.S. large-cap value style subportfolios to complement the fund’s current large-cap holdings within U.S. equities. These dedicated growth and value style portfolios will provide an opportunity to overweight and underweight growth and value styles within U.S. equities. The neutral weights are equal across all three strategies, although we are currently overweight large-cap growth and underweight large-cap value.

Overall, our allocations to the major asset classes changed little in the second half of the year. As of December 31, the fund’s overall exposure to equities was 63% of assets—44% for U.S. (down from 48% at midyear) and 19% for international stocks (up from 14%)—which represented a slight overweighting of stocks relative to the combined index portfolio. Established non-U.S. equities appear to have reasonable valuations, although export-oriented earnings could face headwinds from stronger currencies. We are underweight in emerging market equities because while we believe that growth remains solid, valuations are full. The remainder was invested in fixed-income securities, with cash reserves representing about 1% of assets.

PORTFOLIO REVIEW

Domestic Stocks
Most sectors in the fund’s domestic equity portfolio produced gains in the last six months. The glaring exceptions were financials, which have been hard-hit by the subprime debacle, and consumer discretionary, harmed by the prospects of lower spending. On the positive side, energy turned in solid returns as global demand for oil forced prices skyward.

Consumer staples also showed gains, as they often do in a softer economy. Materials did well, propelled by demand for metals and mining. Utilities and industrials and business services also turned in respectable results for the six-month period.

Energy was the standout. Most of our energy holdings produced positive returns, led by integrated majors ExxonMobil and Chevron and oilfield services giant Schlumberger. Consumer staples companies also rose strongly. We saw solid returns from Procter & Gamble and Coca-Cola. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our holdings in the materials sector did well, led by chemical company Potash Corp. of Saskatchewan. The stock benefited from high nitrogen and phosphate prices and more than doubled during the year. It was our top equity performer in the last six months. Shares of mining company Rio Tinto, which experienced strong demand for its ore and energy production from emerging markets and was targeted for takeover by its larger competitor BHP Billiton, also had solid gains.

Financials were a major drag on performance, particularly diversified financial services companies and commercial banks, which struggled with the fallout from the subprime mortgage meltdown. Our exposure to Citigroup hurt performance. The giant banking concern was hit with escalating losses stemming from soaring mortgages. Bank of America, too, felt the impact of rising delinquencies. Among other commercial banks suffering from the subprime fallout was Wachovia. We added to some of our positions on this weakness, as we believe many profitable institutions were underpriced and that, over time, these additions will boost our overall performance.

Consumer spending declined, particularly late in the year, as a result of high energy prices and the drumbeat of negative news in the housing markets. Consumer discretionary was down as well. The multiline retail industry was in the middle of the storm, with losses at Target and Kohl’s. Media companies continued to disappoint, and we reduced or eliminated positions in Clear Channel Communications and Viacom.

International Stocks
The fund’s international portfolio underperformed the broad market largely due to weak stock selection, especially among the energy, financials, and materials sectors. Although we had increased our exposure to energy stocks, our holdings did not perform as well as those in the benchmark. We reduced our exposure in the beleaguered financials sector, but the stocks in our portfolio fell farther than the benchmark’s. We realized solid returns from our holdings in the telecommunication services and consumer discretionary sectors.

Our holdings in the telecommunication services and energy sectors were among the largest absolute contributors to performance during the last six months. Spanish telephone company Telefonica was our best absolute performer, and Finnish handset maker Nokia was also a top-10 contributor. Benefiting from deregulation and increased sales, E.ON, the German electric utility, and Hong Kong & China Gas, a Chinese natural gas distributor, generated solid returns during the past six months. Construction and energy giant Acciona (Spain) gained on the strong organic growth in its infrastructure construction and energy businesses. As mentioned earlier, Rio Tinto, which had strong ore sales to China, rose after competitor BHP Billiton offered to acquire it. Two of our health care holdings—CSL Limited and Sanofi-Aventis also posted solid gains. As a group, our banking holdings were the weakest performers. Royal Bank of Scotland, Sumitomo Trust & Banking Company, and Societe Generale struggled. Former standout performer SSAB Svenskt Stal, the Swedish stainless steel maker, fell on fears that a global slowdown would reduce demand for its products. Even though Toyota Motor surpassed Ford in U.S. market share in 2007, the company’s stock fell during the last six months.

Although global economic growth continues, the credit squeeze and U.S. housing downturn is beginning to take its toll. The European economy continues to grow, but business and consumer confidence have declined from exuberant levels in early 2007. Japan remains stagnant, and the weaker dollar may hurt export-oriented Asian economies. Gains in emerging market stocks have been extraordinary in the past few years but, while we expect positive returns to continue, it is unlikely that they will maintain the same brisk pace.

Domestic Bonds
The investment-grade portfolio lagged the Lehman Brothers U.S. Aggregate Index over the last 12 months primarily due to being underweight in Treasuries in favor of modest overweights in asset-backed securities, collateralized mortgage-backed securities, and corporate credit. These sectors all underperformed Treasuries.

The Treasury yield curve steepened considerably during the year as short-term yields plummeted while long-term yields fell more moderately. Easier monetary policy and investors’ desire for low-risk assets sent short-term yields dramatically lower. While yield spreads have widened to more attractive levels from their lows in June, fundamentals for the high-yield sector are likely to prove more challenging in 2008. In general, high-yield fundamentals are positive with corporate profits remaining supportive and historically low corporate default rates.

OUTLOOK

As we write this letter, markets around the world are experiencing turbulence. The Federal Reserve’s rate cut of 75 basis points on January 22, 2008, underscores the fragility of the markets and deepening concerns of recession. Although we do not necessarily believe that equity markets will outperform fixed income for the next three to six months, we believe the environment remains supportive for equities—particularly at current valuation levels. Profit growth will likely decelerate as slower U.S. economic growth and higher commodity prices and labor costs take their toll on corporate earnings growth. We believe that years of large-cap underperformance have created attractive valuations and, in an environment of slower earnings growth, those quality large-cap growth companies that offer consistent earnings increases should command a premium. Our investment approach continues to incorporate a disciplined strategy, broad diversification, and a long-term focus. Whatever the near term holds, we believe that shareholders will be well-served by the fund’s fundamental commitment to diversification across asset classes.

Respectfully submitted,

Richard T. Whitney
Co-chairman of the fund’s Investment Advisory Committee

Edmund M. Notzon III
Co-chairman of the fund’s Investment Advisory Committee

January 23, 2008

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; currency fluctuations; and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization weighted index including the Wilshire 5000 and Merrill Lynch, High Yield II, and Domestic Master Indexes.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world excluding the U.S. and Canada, is listed in local currency, and includes reinvestment of dividends.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 21.29	$ 19.77	$ 19.70	$ 18.41	$ 15.51
Investment activities					
Net investment income	0.59*	0.53*	0.49*	0.46*	0.41*
Net realized and unrealized gain	0.90	2.12	0.57	1.41	2.91
Total from investment activities	1.49	2.65	1.06	1.87	3.32
Distributions					
Net investment income	(0.60)	(0.53)	(0.49)	(0.46)	(0.42)
Net realized gain	(1.58)	(0.60)	(0.50)	(0.12)	–
Total distributions	(2.18)	(1.13)	(0.99)	(0.58)	(0.42)
NET ASSET VALUE					
End of period	**$ 20.60**	**$ 21.29**	**$ 19.77**	**$ 19.70**	**$ 18.41**

Ratios/Supplemental Data					
Total return^	**7.18%***	**13.73%***	**5.52%***	**10.32%***	**21.71%***
Ratio of total expenses to average net assets	0.64%*	0.66%*	0.69%*	0.71%*	0.78%*
Ratio of net investment income to average net assets	2.71%*	2.60%*	2.49%*	2.49%*#	2.50%*
Portfolio turnover rate	60.4%	42.4%	27.3%	22.9%	38.4%
Net assets, end of period (in millions)	$ 3,201	$ 2,893	$ 2,494	$ 2,325	$ 2,048

‡ Per share amounts calculated using average shares outstanding method.

* See Note 4. Excludes expenses permanently waived of 0.02%, 0.02%, 0.02%, 0.04%, and 0.02% of average net assets for the periods ended 12/31/07, 12/31/06, 12/31/05, 12/31/04, and 12/31/03, respectively, related to investments in T. Rowe Price mutual funds.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

Includes the effect of a one-time special dividend (0.14% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 63.5%		
CONSUMER DISCRETIONARY 6.9%		
Auto Components 0.2%		
Aisin Seiki (JPY) (1)	52,200	2,167
GKN (GBP)	222,107	1,247
Johnson Controls	14,200	512
Koito Manufacturing (JPY) (1)	106,000	1,441
		5,367
Automobiles 0.6%		
BMW (EUR)	84,254	5,217
Ford Motor (1)(2)	98,000	660
GM (1)	48,981	1,219
Harley-Davidson (1)	82,000	3,830
Honda (JPY)	31,400	1,049
Honda, ADR	42,000	1,392
Piaggio & C S.p.A. (EUR) (1)	273,200	930
Toyota Motor (JPY)	104,100	5,601
		19,898
Distributors 0.1%		
Jardine Cycle & Carriage (SGD)	110,000	1,666
Pacific Brands (AUD)	357,848	1,021
		2,687
Diversified Consumer Services 0.2%		
Apollo Group, Class A (2)	12,400	870
Benesse (JPY)	39,300	1,670
H&R Block	233,200	4,330
		6,870
Hotels, Restaurants & Leisure 0.7%		
Carnival	14,883	662
Harrah's Entertainment	5,600	497
International Game Technology	181,000	7,951
Las Vegas Sands (1)(2)	19,300	1,989

Marriott, Class A	107,300	3,667
McDonald's	25,003	1,473
Melco PBL Entertainment, ADR (2)	37,200	430
MGM Mirage (1)(2)	32,800	2,756
Starbucks (2)	16,700	342
Wyndham Worldwide	9,300	219
Wynn Resorts (1)	24,800	2,781
		22,767

Household Durables 0.7%

Bang & Olufsen, Series B (DKK)	23,600	2,221
D. R. Horton (1)	20,900	275
Fortune Brands (1)	36,320	2,628
Harman International	4,400	324
KB Home (1)	18,100	391
Lennar, Class A (1)	17,200	308
Makita (JPY) (1)	41,300	1,744
Newell Rubbermaid	111,300	2,881
Persimmon (GBP)	83,838	1,335
Sony (JPY)	74,400	4,109
Sony, ADR	51,800	2,813
TomTom (EUR) (1)(2)	39,099	2,944
		21,973

Internet & Catalog Retail 0.4%

Amazon.com (1)(2)	130,700	12,108
Expedia (2)	19,100	604
Liberty Media Interactive, Class A (2)	90,575	1,728
		14,440

Leisure Equipment & Products 0.2%

Hasbro (1)	8,111	208
Namco Bandai Holdings (JPY)	147,500	2,296

Nikon (JPY) (1)	104,000	3,585
		6,089
Media 1.6%		
Aegis Group (GBP)	725,487	1,690
Cablevision Systems, Class A (2)	166,300	4,074
CBS, Class B	46,100	1,256
Comcast, Class A (2)	15,946	291
Comcast, Special Class A (1)(2)	82,200	1,489
Discovery, Series A (2)	151,300	3,804
Disney	53,681	1,733
EchoStar Communications, Class A (2)	67,300	2,539
Informa (GBP)	120,378	1,107
Lamar Advertising (1)	13,300	639
Liberty Media Capital, Class A (1)(2)	30,295	3,529
McGraw-Hill	128,922	5,648
Meredith	4,900	269
New York Times, Class A (1)	82,100	1,439
News Corporation, Class A	75,100	1,539
Omnicom	76,944	3,657
SanomaWSoy (EUR) (1)	65,790	1,888
Scripps, Class A (1)	10,500	473
Shaw Communications, Class B	72,100	1,707
Television Broadcasts (HKD)	206,000	1,213
Time Warner	329,056	5,433
Time Warner Cable, Class A (2)	54,800	1,513
Viacom, Class B (2)	53,478	2,349
WPP Group (GBP)	60,294	777
WPP Group, ADR	8,200	527
		50,583
Multiline Retail 0.9%		
Harvey Norman Holdings (AUD)	573,863	3,426
Kohl's (2)	238,200	10,910

PPR (EUR)	16,300	2,621
Target	223,090	11,155
		28,112
Specialty Retail 1.0%		
Aoyama Trading (JPY) (1)	28,300	734
Bed Bath & Beyond (1)(2)	211,900	6,228
Best Buy (1)	3,900	205
CarMax (1)(2)	82,784	1,635
DSG International (GBP)	405,098	800
Esprit Holdings (HKD)	268,400	3,987
GAP	107,330	2,284
Home Depot	224,828	6,057
Inditex (EUR) (1)	31,300	1,923
Lowes	52,400	1,185
RadioShack (1)	33,524	565
Ross Stores	20,300	519
Sherwin-Williams (1)	3,500	203
Staples	79,777	1,841
TJX	174,278	5,007
		33,173
Textiles, Apparel & Luxury Goods 0.3%		
Adidas (EUR) (1)	45,940	3,443
Benetton Group (EUR)	188,300	3,383
Coach (2)	108,800	3,327
Nike, Class B	6,300	405
		10,558
Total Consumer Discretionary		222,517
CONSUMER STAPLES 5.0%		
Beverages 1.1%		
Anheuser-Busch	123,260	6,452

Cia Cervecerias Unidas, ADR	48,600	1,738
Coca-Cola	109,160	6,699
Coca-Cola Enterprises	67,800	1,765
Heineken (EUR)	26,300	1,700
Lion Nathan (AUD)	183,700	1,550
PepsiCo	94,979	7,209
Pernod-Ricard (EUR) (1)	27,406	6,335
Takara Holdings (JPY) (1)	214,000	1,283
		34,731

Food & Staples Retailing 1.6%

Costco Wholesale	106,764	7,448
CVS Caremark	296,478	11,785
Kroger	199,924	5,340
Seven & i (JPY)	76,500	2,222
Supervalu	10,000	375
Sysco	74,667	2,330
Tesco (GBP)	783,850	7,447
Uni President China Holdings (HKD) (2)	382,000	296
Wal-Mart	244,675	11,629
Walgreen	21,538	820
Whole Foods Market (1)	6,100	249
		49,941

Food Products 1.1%

Archer-Daniels-Midland	11,400	529
Associated British Foods (GBP)	164,492	2,945
Campbell Soup	19,250	688
ConAgra	21,900	521
General Mills	55,959	3,190
Goodman Fielder (AUD)	1,020,111	1,697
Hershey Foods (1)	53,000	2,088
Kraft Foods, Class A	122,734	4,005
Nestle (CHF)	30,016	13,787

Sara Lee	128,400	2,062
Unilever (GBP)	95,039	3,576
		35,088
Household Products 0.7%		
Clorox	16,800	1,095
Colgate-Palmolive	60,322	4,703
Kimberly-Clark (1)	10,705	742
Procter & Gamble	205,741	15,105
		21,645
Personal Products 0.3%		
Avon	110,000	4,348
Estee Lauder, Class A (1)	8,000	349
Kobayashi Pharmaceutical (JPY) (1)	24,900	927
L'Oreal (EUR) (1)	35,200	5,043
		10,667
Tobacco 0.2%		
Altria Group	102,795	7,769
		7,769
Total Consumer Staples		159,841
ENERGY 6.9%		
Energy Equipment & Services 2.3%		
Baker Hughes	129,406	10,495
BJ Services (1)	187,460	4,548
FMC Technologies (2)	147,794	8,380
Grant Prideco (2)	18,900	1,049
Halliburton	109,844	4,164
Nabors Industries (1)(2)	8,200	225
Saipem (EUR)	123,433	4,950
Schlumberger	240,846	23,692
Smith International	120,800	8,921

FINANCIALS 10.9%

Capital Markets 2.9%

Ameriprise Financial	94,806	5,225
Bank of New York Mellon	149,043	7,267
Bear Stearns (1)	1,400	124
Blackrock (1)	4,000	867
Charles Schwab	236,900	6,053
Close Brothers Group (GBP)	66,814	1,263
Federated Investors, Class B	14,700	605
Franklin Resources	96,838	11,081
Goldman Sachs	80,495	17,310
Lazard	8,900	362
Legg Mason	2,400	176
Lehman Brothers	20,086	1,314
Macquarie Group (AUD)	37,300	2,496
Merrill Lynch	58,600	3,146
Morgan Stanley	168,047	8,925
Northern Trust	67,300	5,154
Och Ziff Capital Management (2)	21,600	568
State Street	189,785	15,410
UBS (CHF)	81,300	3,763
		91,109

Commercial Banks 3.0%

Allied Irish Banks (EUR)	161,810	3,707
Australia & New Zealand Banking (AUD)	104,356	2,516
Australia & New Zealand Banking, ADR (1)	20,200	2,435
Banco Popolare S.p.A. (EUR) (2)	104,681	2,320
Banco Santander (EUR)	199,123	4,306
BNP Paribas (EUR)	51,765	5,617
China Citic Bank (HKD) (2)	2,284,000	1,399
Danske Bank (DKK)	86,500	3,388
DBS Group (SGD)	310,000	4,458

Erste Bank der Oesterreich Sparkasse (EUR)	56,200	3,985
Fifth Third Bancorp (1)	62,500	1,571
First Horizon National (1)	178,500	3,240
Grupo Financiero Banorte S.A.B. de C.V. (MXN)	472,688	1,953
HSBC (GBP)	250,400	4,197
Hypo Real Estate Holding (EUR)	42,507	2,243
Intesa Sanpaolo (EUR)	624,694	4,941
KBC (EUR)	20,828	2,929
Marshall & Ilsley	25,399	673
Mitsubishi UFJ Financial (JPY)	191,900	1,790
NORDEA (SEK)	256,668	4,289
PNC Financial Services Group	10,900	716
Royal Bank of Scotland (GBP)	735,246	6,498
Societe Generale (EUR) (1)	19,423	2,809
Standard Chartered (GBP)	115,433	4,237
Sumitomo Trust & Banking Company (JPY) (1)	655,000	4,365
SunTrust	38,200	2,387
Swedbank (SEK) (1)	53,958	1,528
Synovus Financial (1)(2)	26,300	268
The Bank of Yokohama (JPY)	336,000	2,347
U.S. Bancorp	119,557	3,795
Wachovia	33,124	1,260
Wells Fargo	130,200	3,931
		96,098
Consumer Finance 0.4%		
American Express	161,531	8,403
Capital One Financial	50,400	2,382
SLM Corporation (1)	61,200	1,232
		12,017
Diversified Financial Services 1.3%		
Babcock & Brown (AUD)	94,078	2,243
Bank of America	279,399	11,528

CIT Group	27,300	656
Citigroup	294,584	8,673
CME Group	7,900	5,419
ING Groep, GDS (EUR)	75,600	2,957
Interactive Brokers, Class A (1)(2)	22,600	730
IntercontinentalExchange (2)	2,500	481
JPMorgan Chase	185,611	8,102
Moody's (1)	9,800	350
		41,139
Insurance 2.3%		
ACE Limited (1)	18,200	1,124
Allianz SE (EUR)	14,700	3,180
American International Group	206,380	12,032
Aon	20,000	954
Assurant (1)	9,500	636
Aviva (GBP)	244,602	3,277
AXA (EUR) (1)	171,027	6,849
Berkshire Hathaway, Class A (2)	17	2,407
Genworth Financial, Class A	207,654	5,285
Hartford Financial Services	53,000	4,621
Lincoln National	63,900	3,720
Loews	13,500	680
Marsh & McLennan	131,484	3,480
MetLife	39,300	2,422
Milano Assicurazioni (EUR) (1)	188,212	1,472
Munich Re (EUR)	22,000	4,276
Progressive Corporation (1)	21,600	414
Prudential Financial	72,649	6,759
QBE Insurance (AUD)	133,548	3,909
Sony Financial Holdings (JPY) (2)	261	993
Suncorp-Metway (AUD)	192,267	2,856
The Travelers Companies	18,426	991
Willis Group	33,100	1,257

XL Capital	19,400	976
		74,570
Real Estate Investment Trusts (REITs) 0.5%		
Boston Properties, REIT	8,600	790
Centro Retail Group, Equity Units (AUD)	974,121	812
Equity Residential, REIT	29,800	1,087
Mirvac Group (AUD)	293,511	1,546
ProLogis, REIT	180,450	11,437
Simon Property Group, REIT	14,700	1,277
		16,949
Real Estate Management & Development 0.3%		
China Overseas Land & Investment (HKD)	1,868,000	3,831
Deutsche Euroshop (EUR) (1)	50,260	1,727
Forestar Real Estate Group (2)	1,166	27
Goldcrest Company (JPY)	27,920	831
St. Joe (1)	122,100	4,336
		10,752
Thrifts & Mortgage Finance 0.2%		
Atrium (JPY) (1)	60,400	1,246
Countrywide Financial (1)	173,559	1,551
Fannie Mae	77,986	3,118
Freddie Mac	31,544	1,075
Guaranty Financial (2)	1,166	19
Washington Mutual (1)	12,600	171
		7,180
Total Financials		349,814
HEALTH CARE 7.3%		
Biotechnology 0.9%		
Amgen (2)	107,381	4,987
Celgene (2)	81,800	3,780

Cephalon (1)(2)	3,500	251
CSL (AUD)	146,264	4,669
Genentech (2)	85,000	5,701
Genzyme (2)	5,800	432
Gilead Sciences (2)	215,000	9,892
		29,712

Health Care Equipment & Supplies 1.2%

Alcon	24,200	3,462
Baxter International	37,247	2,162
Becton, Dickinson	9,482	792
Boston Scientific (2)	124,035	1,443
C.R. Bard	6,800	645
Covidien	129,263	5,725
Elekta, B Shares (SEK) (1)	110,000	1,834
Medtronic	212,866	10,701
St. Jude Medical (2)	116,200	4,722
Stryker	66,200	4,946
Terumo (JPY)	43,300	2,268
Zimmer Holdings (2)	12,300	814
		39,514

Health Care Providers & Services 2.1%

Aetna	133,782	7,723
Cardinal Health	100,273	5,791
CIGNA	57,400	3,084
Express Scripts (2)	50,700	3,701
Health Management (1)	93,714	561
Humana (2)	46,700	3,517
Laboratory Corporation of America (2)	58,100	4,388
McKesson	46,700	3,060
Medco (2)	57,890	5,870
UnitedHealth Group	351,978	20,485

INDUSTRIALS & BUSINESS SERVICES 8.5%

Aerospace & Defense 1.5%		
Boeing	85,504	7,478
Finmeccanica S.p.A. (EUR)	108,054	3,471
General Dynamics	104,200	9,273
Honeywell International	107,369	6,610
Lockheed Martin	52,878	5,566
Northrop Grumman	8,400	660
Precision Castparts	4,000	555
Raytheon	51,200	3,108
Rockwell Collins	39,500	2,843
Rolls-Royce (GBP) (2)	187,243	2,035
United Technologies	75,892	5,809
		47,408
Air Freight & Logistics 0.2%		
C.H. Robinson Worldwide (1)	5,300	287
Expeditors International of Washington	48,300	2,158
Panalpina Welttransport Holding (CHF)	15,810	2,741
Yusen Air & Sea Service (JPY) (1)	61,000	1,372
		6,558
Airlines 0.3%		
All Nippon Airways (JPY) (1)	325,000	1,196
British Airways (GBP) (2)	138,732	855
Gol Linhas Aereas Intel, ADR (1)	52,900	1,313
Southwest Airlines (1)	384,700	4,693
		8,057
Building Products 0.0%		
JS Group (JPY) (1)	51,100	815
Masco (1)	20,191	436
		1,251

Commercial Services & Supplies 0.2%		
Allied Waste Industries (2)	94,900	1,046
Avery Dennison	10,700	569
Nissha Printing (JPY)	43,300	1,701
Republic Services	20,000	627
Robert Half International	7,200	195
Waste Management	102,833	3,359
		7,497
Construction & Engineering 0.6%		
Acciona (EUR)	23,091	7,321
ACS Group (EUR)	54,100	3,215
Boart Longyear (AUD) (2)	639,017	1,318
Carillion (GBP) (1)	213,900	1,496
Fluor	2,800	408
Foster Wheeler (2)	35,400	5,488
Quanta Services (1)(2)	6,400	168
		19,414
Electrical Equipment 0.3%		
ABB (CHF)	71,600	2,063
Cooper Industries, Class A	7,800	412
Mitsubishi Electric (JPY)	375,000	3,902
Prysmian (EUR) (2)	98,200	2,425
		8,802
Industrial Conglomerates 2.2%		
3M	59,100	4,983
Bureau Veritas (EUR) (2)	40,500	2,398
DCC (EUR)	135,449	3,817
GE	978,571	36,276
Hutchison Whampoa (HKD)	228,000	2,564
McDermott International (2)	48,000	2,834
Orkla (NOK)	229,800	4,454

Philips Electronics (EUR)	67,800	2,926
SembCorp (SGD)	1,002,060	4,038
Tomkins (GBP)	182,302	641
Tyco International	113,063	4,483
		69,414
Machinery 2.3%		
Atlas Copco, A Shares (SEK)	167,400	2,499
Atlas Copco, B Shares (SEK)	35,600	486
Cargotec (EUR) (1)	51,934	2,403
Caterpillar	73,895	5,362
Danaher	162,718	14,277
Deere	255,750	23,815
Dover	13,900	641
Fanuc (JPY)	26,800	2,598
Illinois Tool Works	128,600	6,885
Ingersoll-Rand, Class A	27,900	1,296
ITT	75,744	5,002
Joy Global	10,500	691
PACCAR (1)	14,000	763
Terex (2)	17,600	1,154
Toshiba Machine (JPY) (1)	159,000	1,309
Volvo, B Shares (SEK) (1)	171,000	2,871
		72,052
Marine 0.1%		
Nippon Yusen (JPY)	229,000	1,812
		1,812
Road & Rail 0.6%		
Arriva (GBP)	99,226	1,570
Canadian National Railway	15,100	709
CSX	136,616	6,008
Landstar Systems	160,030	6,745
Norfolk Southern	29,300	1,478

Union Pacific	31,325	3,935
		20,445
Trading Companies & Distributors 0.2%		
Fastenal (1)	13,400	542
Mitsui (JPY)	214,000	4,508
Sumitomo (JPY)	135,500	1,916
		6,966
Transportation Infrastructure 0.0%		
BBA Aviation (GBP)	290,469	1,187
		1,187
Total Industrials & Business Services		270,863
INFORMATION TECHNOLOGY 9.6%		
Communications Equipment 1.8%		
Alcatel-Lucent (EUR)	342,800	2,481
Alcatel-Lucent, ADR	425,900	3,117
Cisco Systems (2)	397,775	10,768
Corning	198,900	4,772
JDS Uniphase (1)(2)	18,900	251
Juniper Networks (2)	299,700	9,950
Motorola	95,071	1,525
Nokia (EUR)	233,102	9,038
Nokia, ADR	230,000	8,830
QUALCOMM	133,095	5,237
		55,969
Computers & Peripherals 1.8%		
Acer (TWD)	1,083,102	2,121
Apple (2)	79,600	15,767
Dell (2)	416,360	10,205
EMC (2)	268,700	4,979
Hewlett-Packard	297,921	15,039

IBM	53,204	5,751
Network Appliance (2)	39,800	993
Seagate Technology	22,400	571
Sun Microsystems (2)	70,025	1,270
Wacom (JPY) (1)	434	905
		57,601
Electronic Equipment & Instruments 0.3%		
Agilent Technologies (2)	13,300	489
Flextronics (2)	29,700	358
Hamamatsu Photonics (JPY)	78,500	2,587
Star Micronics (JPY)	56,600	1,238
Tyco Electronics	109,363	4,061
Venture (SGD)	70,000	622
		9,355
Internet Software & Services 1.0%		
eBay (2)	132,900	4,411
Google, Class A (2)	31,300	21,643
Monster Worldwide (2)	83,600	2,709
VeriSign (1)(2)	106,143	3,992
Yahoo! (2)	21,500	500
		33,255
IT Services 0.7%		
Accenture, Class A	93,700	3,376
Automatic Data Processing	149,174	6,643
Computer Sciences (2)	2,100	104
Electronic Data Systems	22,600	469
Fidelity National Information	8,900	370
Fiserv (2)	17,700	982
Logica (GBP)	350,050	820
Mastercard, Class A (1)	4,300	925
Ns Solutions (JPY)	38,100	1,117
Ordina (EUR) (1)	89,000	1,588

Paychex	94,509	3,423
Total System Service (2)(9)	12,729	367
Western Union	126,700	3,076
		23,260
Office Electronics 0.1%		
Canon (JPY)	77,600	3,595
		3,595
Semiconductor & Semiconductor Equipment 1.8%		
Advanced Micro Devices (1)(2)	213,400	1,600
Altera	151,964	2,936
Analog Devices	151,195	4,793
Applied Materials	91,675	1,628
ASML (EUR)	115,288	3,651
ASML Holding, ADR	23,300	729
Broadcom, Class A (1)(2)	72,600	1,898
Intel	397,854	10,607
KLA-Tencor (1)	59,963	2,888
Linear Technology (1)	103,222	3,285
Marvell Technology Group (2)	358,200	5,008
Maxim Integrated Products	100,255	2,655
Sumco (JPY) (1)	86,200	2,473
Texas Instruments	142,951	4,774
Tokyo Electron (JPY)	34,700	2,120
Xilinx (1)	214,666	4,695
		55,740
Software 2.1%		
Adobe Systems (2)	198,846	8,497
Autodesk (2)	67,100	3,339
Electronic Arts (2)	83,180	4,859
Intuit (2)	192,200	6,075
McAfee (2)	12,400	465
Microsoft	853,128	30,371

Nintendo (JPY)	2,900	1,728
Oracle (2)	444,058	10,027
Red Hat (2)	80,400	1,676
		67,037
Total Information Technology		305,812

MATERIALS 3.2%

Chemicals 1.6%

Asahi Kasei (JPY) (1)	187,000	1,239
BASF (EUR)	33,207	4,924
Dow Chemical	20,311	801
DuPont	84,718	3,735
Hitachi Chemical (JPY) (1)	119,100	2,732
Monsanto	77,200	8,622
Potash Corporation of Saskatchewan	157,196	22,630
Praxair	29,200	2,590
Sigma Aldrich	3,700	202
Tosoh (JPY)	272,000	1,166
Wacker Chemie (EUR)	7,200	2,064
		50,705

Construction Materials 0.2%

Boral (AUD)	276,085	1,484
CEMEX, Equity Units (MXN)	298,500	774
Holcim (CHF)	36,225	3,881
		6,139

Containers & Packaging 0.0%

Temple-Inland	7,400	154
		154

Metals & Mining 1.1%

Alcoa	120,000	4,386
Allegheny Technologies	4,700	406

Barrick Gold	5,600	235
Freeport-McMoRan Copper & Gold	75,700	7,755
Kobe Steel (JPY)	880,000	2,854
Nucor (1)	119,900	7,100
Rio Tinto (AUD)	52,130	6,131
Rio Tinto, ADR (1)	1,800	756
SSAB Svenskt Stal, Series A (SEK) (1)	187,053	5,094
Teck Cominco, Class B (CAD)	61,000	2,190
		36,907
Paper & Forest Products 0.3%		
AbitiBibowater (1)	60,424	1,245
International Paper	149,970	4,856
MeadWestvaco (1)	94,700	2,964
Weyerhaeuser (1)	7,573	559
		9,624
Total Materials		103,529
TELECOMMUNICATION SERVICES 2.7%		
Diversified Telecommunication Services 1.1%		
AT&T	297,462	12,363
France Telecom (EUR)	77,100	2,775
Qwest Communications International (1)(2)	146,300	1,026
Telefonica SA (EUR)	351,020	11,403
Telenor ASA (NOK)	183,800	4,392
Telstra (AUD)	569,162	2,344
		34,303
Wireless Telecommunication Services 1.6%		
America Movil, ADR	164,500	10,099
American Tower, Class A (2)	191,500	8,158
Bharti Airtel (INR) (2)	27,300	686
Bouygues (EUR)	60,062	5,005

Crown Castle International (1)(2)	34,200	1,423
Idea Cellular (INR) (2)	625,900	2,223
KDDI (JPY)	356	2,638
MetroPCS Communications (2)	74,500	1,449
NII Holdings, Class B (2)	3,700	179
Rogers Communications, Class B	127,700	5,778
Sprint Nextel	260,538	3,421
StarHub (SGD)	917,450	1,791
Vodafone (GBP)	197,406	738
Vodafone, ADR	206,937	7,723
		51,311
Total Telecommunication Services		85,614

UTILITIES 2.5%

Electric Utilities 1.9%

American Electric Power	14,900	694
E.ON AG (EUR)	69,866	14,872
Edison International	14,900	795
Enel (EUR)	358,100	4,259
Entergy	68,177	8,148
Exelon	250,180	20,425
FirstEnergy	75,004	5,426
Pinnacle West Capital	67,048	2,843
PPL	20,000	1,042
Reliant Energy (2)	18,600	488
		58,992

Gas Utilities 0.1%

Hong Kong & China Gas (HKD)	1,388,000	4,216
		4,216

Independent Power Producers & Energy Traders 0.2%

AES (2)	71,300	1,525

CORPORATE BONDS 7.1%

Abbey National, 7.95%, 10/26/29	1,000,000	1,173
ACE INA Holdings, 5.875%, 6/15/14	1,000,000	1,026
Alabama Power, 3.125%, 5/1/08	500,000	497
Alabama Power, 5.375%, 10/1/08 (1)	500,000	502
Allstate, 5.55%, 5/9/35	1,000,000	893
AMB Property, 5.90%, 8/15/13	395,000	416
Amerada Hess, 7.875%, 10/1/29	1,000,000	1,188
America Movil, 4.125%, 3/1/09	575,000	572
America Movil, 5.50%, 3/1/14	1,545,000	1,535
America Movil, 5.625%, 11/15/17	500,000	487
America Movil, 6.375%, 3/1/35	1,000,000	985
American Electric Power, 5.375%, 3/15/10	1,180,000	1,199
American General Finance, 5.40%, 12/1/15	1,000,000	924
Ameriprise Financial, 5.35%, 11/15/10	425,000	428
Arden Realty, 5.25%, 3/1/15	225,000	226
Associates Corporation of North America, 6.95%, 11/1/18	100,000	108
AT&T, 4.95%, 1/15/13	550,000	554
AT&T, 5.10%, 9/15/14	2,100,000	2,091
AT&T, 5.625%, 6/15/16	1,000,000	1,020
AT&T, 6.45%, 6/15/34	1,000,000	1,034
AT&T Broadband, 8.375%, 3/15/13	2,275,000	2,549
AT&T Wireless, 8.125%, 5/1/12	1,000,000	1,116
Atmos Energy, 4.00%, 10/15/09	1,000,000	999
AvalonBay Communities, 5.75%, 9/15/16	530,000	513
Bank of America, 3.25%, 8/15/08	500,000	494
Bank of America, 6.00%, 9/1/17	600,000	612
Bank of America Capital Trust VI, 5.625%, 3/8/35	1,000,000	844
Barrick Gold, 5.80%, 11/15/34	1,650,000	1,593

BB&T, 4.75%, 10/1/12	935,000	916
Bear Stearns Companies, 2.875%, 7/2/08	500,000	495
Bell Atlantic Maryland, 8.00%, 10/15/29	100,000	117
BHP Finance, 4.80%, 4/15/13	255,000	248
BHP Finance, 5.00%, 12/15/10	1,000,000	1,003
Boardwalk Pipelines, 5.50%, 2/1/17	1,380,000	1,348
Boeing Capital, 6.10%, 3/1/11 (1)	1,000,000	1,048
Boston Properties, 5.00%, 6/1/15	100,000	93
British Sky Broadcasting, 8.20%, 7/15/09	1,000,000	1,047
British Telecommunications, VR, 8.625%, 12/15/10	1,000,000	1,099
Bunge Limited Finance, 5.10%, 7/15/15	1,145,000	1,098
Burlington Northern Railroad, ETC, 7.33%, 6/23/10	193,437	199
Burlington Northern Santa Fe, 5.65%, 5/1/17	460,000	461
Burlington Northern Santa Fe, 6.15%, 5/1/37	650,000	629
Camden Property Trust, 4.375%, 1/15/10	1,000,000	974
Canadian National Railway, 4.25%, 8/1/09	500,000	499
Canadian Natural Resources, 6.25%, 3/15/38	1,400,000	1,368
Canadian Natural Resources, 6.45%, 6/30/33	500,000	499
Capital One Bank, 6.50%, 6/13/13	475,000	472
Capital One IV, 6.745%, 2/17/37	1,000,000	751
Cardinal Health, 5.80%, 10/15/16 (3)	1,000,000	1,036
Caterpillar, 6.05%, 8/15/36	100,000	102
Caterpillar Financial Services, 3.45%, 1/15/09	1,360,000	1,348
Caterpillar Financial Services, 5.05%, 12/1/10	1,000,000	1,016
CenterPoint Energy Houston Electric, 5.70%, 3/15/13	1,000,000	1,007
Centex, 5.45%, 8/15/12	1,000,000	870
CIT Group, 4.00%, 5/8/08 (1)	100,000	99
CIT Group, 5.00%, 2/1/15	900,000	782
CIT Group, 5.40%, 1/30/16	985,000	863

Citigroup, 5.50%, 8/27/12	1,000,000	1,021
Citigroup, 5.85%, 7/2/13	1,300,000	1,351
Citigroup, 6.625%, 6/15/32	3,000,000	2,960
Comcast, 6.95%, 8/15/37	650,000	699
Consolidated Edison, 4.875%, 2/1/13	1,800,000	1,797
Consolidated Natural Gas, 5.00%, 3/1/14	1,500,000	1,448
Consumers Energy, 4.00%, 5/15/10	1,000,000	973
Coors Brewing, 6.375%, 5/15/12	65,000	69
Costco Wholesale, 5.30%, 3/15/12	600,000	616
Countrywide Financial, 6.25%, 5/15/16 (1)	708,000	407
Cox Communications, 7.125%, 10/1/12	1,850,000	1,987
Credit Agricole SA, 6.637%, 5/29/49 (3)	1,000,000	925
Credit Suisse First Boston (USA), 7.125%, 7/15/32 (1)	1,250,000	1,397
Credit Suisse Guernsey, 5.86%, 5/29/49	1,500,000	1,343
CRH America, 6.40%, 10/15/33	465,000	429
CVS Caremark, 4.00%, 9/15/09	500,000	491
D.R. Horton, 6.50%, 4/15/16	1,650,000	1,419
DaimlerChrysler, 4.05%, 6/4/08	600,000	597
Delhaize Group, 6.50%, 6/15/17	400,000	412
Developers Diversified Realty, 4.625%, 8/1/10	1,000,000	976
Devon Financing, 6.875%, 9/30/11	1,000,000	1,070
Dow Chemical, 5.97%, 1/15/09	740,000	746
Du Pont EI de Nemours & Company, 5.00%, 1/15/13	500,000	504
Du Pont EI de Nemours & Company, 5.25%, 12/15/16	1,100,000	1,086
Dun & Bradstreet, 5.50%, 3/15/11	1,000,000	1,025
Emerson Electric, 4.50%, 5/1/13	1,480,000	1,455
Enbridge, 4.90%, 3/1/15	500,000	470
Enbridge, 5.80%, 6/15/14	870,000	882
EnCana, 5.90%, 12/1/17	1,000,000	1,017

Energy East, 6.75%, 9/15/33	1,000,000	1,036
Enterprise Products Operations, 5.60%, 10/15/14	1,000,000	992
Enterprise Products Operations, 6.30%, 9/15/17	195,000	201
ERAC USA Finance Company, 8.00%, 1/15/11 (3)	1,000,000	1,083
ERP Operating, 6.95%, 3/2/11	1,460,000	1,510
Federal Express, 5.50%, 8/15/09	325,000	329
Florida Power & Light, 6.20%, 6/1/36	500,000	513
GATX, 5.50%, 2/15/12	325,000	322
GE Capital, 5.25%, 10/19/12	1,300,000	1,334
GE Insurance Solutions, 7.75%, 6/15/30	100,000	116
General Mills, 5.70%, 2/15/17	900,000	886
Genworth Financial, 6.50%, 6/15/34	520,000	513
Goldman Sachs, 3.875%, 1/15/09	500,000	496
Goldman Sachs, 5.625%, 1/15/17	1,200,000	1,167
Goldman Sachs Capital I, 6.345%, 2/15/34	2,900,000	2,592
Halliburton, 5.50%, 10/15/10	1,000,000	1,033
Harrah's Operating, 5.50%, 7/1/10	1,250,000	1,161
Hartford Financial Services, 5.375%, 3/15/17	845,000	815
Hewlitt-Packard, 5.40%, 3/1/17	725,000	728
Home Depot, 5.40%, 3/1/16	1,025,000	968
Hospira, 4.95%, 6/15/09	750,000	755
Household Finance, 5.875%, 2/1/09	500,000	504
HSBC Bank USA, 3.875%, 9/15/09	100,000	99
HSBC Bank USA, 5.875%, 11/1/34	1,950,000	1,808
Hutchison Whampoa International, 6.50%, 2/13/13 (3)	1,100,000	1,154
IBM, 5.375%, 2/1/09 (1)	500,000	507
IBM, 6.50%, 1/15/28	100,000	107
ING Capital Funding Trust III, 8.439%, 12/31/49	1,000,000	1,071
International Lease Finance, 4.875%, 9/1/10	2,500,000	2,495

International Lease Finance, 6.375%, 3/15/09	550,000	561
J.C. Penney, 7.125%, 11/15/23	1,500,000	1,502
J.C. Penney, 7.375%, 8/15/08	500,000	503
J.C. Penney, 9.00%, 8/1/12	1,000,000	1,126
Jefferies Group, 5.875%, 6/8/14	390,000	396
Jefferies Group, 6.25%, 1/15/36	1,250,000	1,134
Jersey Central Power & Light, 5.65%, 6/1/17	1,100,000	1,078
John Deere Capital, 4.375%, 3/14/08	1,000,000	999
John Deere Capital, 4.625%, 4/15/09	1,000,000	1,001
John Deere Capital, 4.95%, 12/17/12	675,000	682
John Deere Capital, 5.35%, 1/17/12	1,000,000	1,026
John Hancock Financial Services, 5.625%, 12/1/08	500,000	503
JPMorgan Chase, 4.875%, 3/15/14 (1)	2,800,000	2,709
JPMorgan Chase, 5.75%, 1/2/13	1,200,000	1,227
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	1,150,000	1,014
Kellogg, 5.125%, 12/3/12	800,000	808
Kinder Morgan, 7.25%, 3/1/28	100,000	93
Kinder Morgan Finance, 5.70%, 1/5/16	1,000,000	901
Lehman Brothers, 3.95%, 11/10/09	1,000,000	974
Lehman Brothers, 4.80%, 3/13/14	1,525,000	1,456
Lennar, 5.60%, 5/31/15	1,500,000	1,162
Lennar, 7.625%, 3/1/09 (1)	575,000	546
Lowes, 5.50%, 10/15/35	800,000	700
Lubrizol, 4.625%, 10/1/09	575,000	575
Lubrizol, 5.50%, 10/1/14	1,000,000	995
Manufacturers & Traders Trust, 5.585%, 12/28/20	1,834,000	1,755
Merrill Lynch, 4.125%, 1/15/09	500,000	495
Merrill Lynch, 6.11%, 1/29/37	900,000	795
Merrill Lynch, 6.50%, 7/15/18	1,000,000	995

Merrill Lynch, 6.75%, 6/1/28	700,000	692
MidAmerican Energy, 6.125%, 4/1/36	820,000	827
Morgan Stanley, 5.625%, 1/9/12	1,000,000	1,016
Morgan Stanley, 6.25%, 8/9/26	755,000	746
Morgan Stanley, 6.75%, 4/15/11	100,000	105
Motorola, 8.00%, 11/1/11	350,000	383
National City, 5.75%, 2/1/09	500,000	504
National Semiconductor, 6.15%, 6/15/12	1,000,000	1,019
Nevada Power, 5.875%, 1/15/15	500,000	499
New England Telephone & Telegraph, 7.875%, 11/15/29	100,000	115
Newmont Mining, 5.875%, 4/1/35	350,000	304
News America, 6.15%, 3/1/37	1,500,000	1,459
News America, 6.20%, 12/15/34	500,000	487
News America Holdings, 9.25%, 2/1/13	590,000	692
Noram Energy, 6.50%, 2/1/08	521,000	521
Norfolk Southern, 7.80%, 5/15/27	19,000	22
Northrop Grumman, 7.125%, 2/15/11	750,000	802
NYNEX, 9.55%, 5/1/10	248,320	261
Oracle, 5.00%, 1/15/11	1,300,000	1,319
Pacific Gas & Electric, 3.60%, 3/1/09	1,000,000	989
Pacific Gas & Electric, 4.80%, 3/1/14	1,000,000	968
Pacific Gas & Electric, 5.625%, 11/30/17 (1)	500,000	502
PacifiCorp, 5.25%, 6/15/35	1,000,000	911
Panhandle Eastern Pipeline, 4.80%, 8/15/08	835,000	831
Petro-Canada, 5.95%, 5/15/35	1,000,000	965
PNC Bank, 5.125%, 12/14/10	1,075,000	1,094
PNC Funding, 5.25%, 11/15/15	1,000,000	958
PPL Capital Funding, 4.33%, 3/1/09	463,000	462
PPL Energy Supply, 6.40%, 11/1/11	940,000	966

Praxair, 5.25%, 11/15/14	1,400,000	1,434
Principal Mutual Life Insurance, 8.00%, 3/1/44 (3)	1,050,000	1,145
Progress Energy, 5.625%, 1/15/16	1,300,000	1,292
Prudential Financial, 5.40%, 6/13/35	1,000,000	860
Prudential Financial, 6.10%, 6/15/17	1,000,000	1,006
PSEG Power, 6.95%, 6/1/12	1,300,000	1,376
Public Service Company of Colorado, 7.875%, 10/1/12	940,000	1,064
Pulte Homes, 5.20%, 2/15/15	1,750,000	1,450
Reckson Operating, 6.00%, 3/31/16	500,000	476
Regency Centers, 5.875%, 6/15/17	1,225,000	1,185
Reynolds American, 7.25%, 6/1/13	1,000,000	1,070
Rogers Wireless, 6.375%, 3/1/14	2,000,000	2,030
Safeway, 7.50%, 9/15/09	100,000	105
Simon Property Group, 6.35%, 8/28/12	1,000,000	1,035
SLM Corporation, 3.95%, 8/15/08	2,000,000	1,947
Southern California Edison, 6.00%, 1/15/34	1,000,000	1,012
Southern California Gas, 5.75%, 11/15/35	680,000	661
Southwest Airlines, 6.50%, 3/1/12	850,000	874
Sovereign Bancorp, 4.80%, 9/1/10	750,000	737
Spectra Energy Capital, 6.75%, 7/15/18	1,000,000	1,056
Spectra Energy Capital, 7.50%, 10/1/09	1,000,000	1,044
Sprint Capital, 6.875%, 11/15/28	500,000	474
Sprint Capital, 6.90%, 5/1/19	1,725,000	1,710
Sumitomo Mitsui Banking, 8.00%, 6/15/12	2,100,000	2,331
Sunoco, 4.875%, 10/15/14	1,750,000	1,703
Synovus Financial, 4.875%, 2/15/13	390,000	377
Tampa Electric, 6.15%, 5/15/37	1,000,000	972
Target, 5.375%, 6/15/09	500,000	506
Target, 5.875%, 7/15/16	1,000,000	1,004

Telecom Italia Capital, 4.00%, 11/15/08	875,000	868
Telecom Italia Capital, 5.25%, 11/15/13	2,000,000	1,982
Telefonica Emisiones, 5.855%, 2/4/13	1,000,000	1,029
Telefonos de Mexico, 4.75%, 1/27/10	415,000	415
Teva Pharmaceutical Finance, 5.55%, 2/1/16	500,000	498
Thomson, 6.20%, 1/5/12	1,400,000	1,455
TIAA Global Markets, 5.125%, 10/10/12 (3)	400,000	407
Time Warner, 6.875%, 6/15/18	1,000,000	1,045
Time Warner, 7.48%, 1/15/08	1,600,000	1,601
Time Warner Cable, 5.85%, 5/1/17	1,175,000	1,184
Time Warner Entertainment, 7.25%, 9/1/08	875,000	885
Time Warner Entertainment, 8.375%, 3/15/23	1,250,000	1,469
Transatlantic Holdings, 5.75%, 12/14/15	1,000,000	998
Transocean, 7.50%, 4/15/31	1,425,000	1,571
Travelers, 6.25%, 6/15/37	750,000	732
Union Pacific, 6.50%, 4/15/12	2,000,000	2,112
UnitedHealth Group, 3.75%, 2/10/09	550,000	543
Vale Overseas, 6.25%, 1/23/17	1,490,000	1,494
Valero Energy, 4.75%, 4/1/14 (1)	1,000,000	962
Valero Energy, 6.125%, 6/15/17	500,000	507
Verizon Global Funding, 6.875%, 6/15/12	130,000	140
Verizon Global Funding, 7.75%, 12/1/30	925,000	1,085
Viacom, 6.25%, 4/30/16	2,050,000	2,061
Virginia Electric & Power, 4.75%, 3/1/13	100,000	98
Virginia Electric & Power, 6.00%, 5/15/37	1,100,000	1,058
Vodafone, 5.375%, 1/30/15 (1)	600,000	592
Vodafone, 5.625%, 2/27/17	1,200,000	1,195
Wachovia, 5.50%, 8/1/35	1,000,000	874
Wachovia, 6.25%, 8/4/08	1,000,000	1,006

Volkswagen Auto Loan Enhanced Trust Series 2007-1, Class A3 5.20%, 1/20/10	3,200,000	3,204
Total Asset-Backed Securities (Cost $50,563)		50,000

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.6%

American Tower Trust Series 2007-1A, Class AFX, CMO 5.42%, 4/15/37 (3)	1,500,000	1,530
American Tower Trust Series 2007-1A, Class D, CMO 5.957%, 4/15/37 (3)	1,300,000	1,289
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 4.874%, 10/25/34	596,488	589
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.711%, 9/11/38	4,300,000	4,435
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB, CMO 5.486%, 2/11/44	2,925,000	2,889
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A1, CMO 5.047%, 7/15/44	3,430,596	3,430
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, CMO, VR 5.225%, 7/15/44	1,825,000	1,834
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5, CMO 5.617%, 10/15/48	4,300,000	4,377
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB, CMO 5.278%, 12/11/49	3,150,000	3,111
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4, CMO 4.832%, 4/15/37	4,600,000	4,509

Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3, CMO 5.467%, 9/15/39	5,000,000	5,040
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO 7.30%, 6/10/32	2,698,815	2,778
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2, CMO 6.70%, 4/15/34	4,200,000	4,469
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	4,500,000	4,454
GS Mortgage Securites Corporation II Series 2006-GG6, Class A4, CMO, VR 5.553%, 4/10/38	5,000,000	5,085
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO 6.26%, 3/15/33	2,251,795	2,331
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5, Class A4, CMO, VR 5.179%, 12/15/44	4,350,000	4,368
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4 , CMO 5.481%, 12/12/44	4,400,000	4,451
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A1, CMO, VR 5.17%, 5/15/47	5,074,086	5,104
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO 3.246%, 3/15/29	4,425,000	4,344
Morgan Stanley Capital I Series 2007-T27, Class A4, CMO, VR 5.651%, 6/11/42	2,800,000	2,872
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2, CMO 5.98%, 1/15/39	2,800,000	2,937
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A4, CMO, VR 5.572%, 10/15/48	4,300,000	4,362

Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.025%, 9/25/36	3,575,867	3,609
Total Non-U.S. Government Mortgage-Backed Securities (Cost $84,406)		84,197

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 12.5%

U.S. Government Agency Obligations 12.1% (4)

Federal Home Loan Mortgage		
5.00%, 1/1 - 8/1/37	10,422,086	10,171
5.50%, 3/1/18 - 11/1/21	10,365,002	10,588
6.00%, 9/1/17 - 12/1/33	761,257	778
6.50%, 11/1/09 - 8/1/32	224,469	232
7.00%, 6/1/32	229,898	240
Federal Home Loan Mortgage, ARM		
4.645%, 7/1/35	1,088,601	1,092
4.702%, 2/1/35	1,637,409	1,644
5.131%, 1/1/36	5,341,296	5,376
5.342%, 2/1/37	6,072,742	6,115
5.38%, 2/1/37	1,628,182	1,643
5.466%, 2/1/37	5,196,136	5,259
5.979%, 12/1/36	3,499,571	3,563
6.003%, 11/1/36	1,796,594	1,831
6.035%, 10/1/36	1,747,315	1,801
6.127%, 10/1/36	1,858,487	1,910
6.22%, 8/1/36	2,047,458	2,112
Federal Home Loan Mortgage, CMO		
5.50%, 7/15/28	6,496,072	6,601
6.00%, 12/15/08	16,715	17

Federal National Mortgage Assn.		
4.00%, 5/1/19	240,438	234
4.50%, 5/1/18 - 6/1/37	36,454,116	35,494
5.00%, 4/1/18 - 3/1/36	77,013,072	76,219
5.50%, 1/1/17 - 11/1/37	104,906,464	105,374
6.00%, 10/1/13 - 12/1/37	60,147,391	61,493
6.50%, 5/1/14 - 9/1/37	28,614,586	29,438
7.00%, 9/1/25 - 4/1/32	286,239	301
7.50%, 9/1/26	3,335	4
8.00%, 8/1/24 - 7/1/26	24,736	27
Federal National Mortgage Assn., ARM		
4.584%, 7/1/35	1,311,476	1,315
5.038%, 1/1/37	1,106,667	1,112
5.538%, 7/1/36	3,393,279	3,448
5.984%, 9/1/36	1,076,302	1,104
Federal National Mortgage Assn., CMO, 6.00%, 10/25/08	357,755	358
Federal National Mortgage Assn., TBA, 6.00%, 1/1/33	10,175,000	10,337
U.S. Department of Veterans Affairs, CMO, VR, 9.60%, 3/15/25	87,409	96
		387,327

U.S. Government Obligations 0.4%

Government National Mortgage Assn.		
5.00%, 9/20/33	1,583,199	1,562
5.50%, 2/20/34 - 8/15/35	2,391,975	2,409
6.00%, 11/15/08 - 8/20/34	2,063,971	2,112
6.50%, 9/15/08 - 4/15/29	688,803	721
7.00%, 12/15/23 - 3/15/31	618,078	653
7.50%, 1/15/23 - 1/15/27	342,996	365
8.00%, 11/15/17 - 11/15/25	276,282	293
8.50%, 6/15/08 - 6/20/26	189,332	203

Tennessee Valley Authority, 6.25%, 12/15/17	1,975,000	2,235
		82,746
U.S. Treasury Obligations 4.5%		
U.S. Treasury Bonds, 4.50%, 2/15/36 (1)	4,875,000	4,903
U.S. Treasury Bonds, 5.25%, 2/15/29 (1)	475,000	523
U.S. Treasury Bonds, 5.375%, 2/15/31 (1)	625,000	705
U.S. Treasury Bonds, 6.00%, 2/15/26 (1)	1,700,000	2,014
U.S. Treasury Bonds, 6.25%, 5/15/30 (1)	625,000	780
U.S. Treasury Bonds, 6.50%, 11/15/26 (1)	19,500,000	24,424
U.S. Treasury Bonds, 8.125%, 8/15/19 (1)	7,900,000	10,655
U.S. Treasury Bonds, 8.75%, 5/15/20 (1)	2,500,000	3,551
U.S. Treasury Notes, 3.00%, 2/15/09 (1)	1,000,000	998
U.S. Treasury Notes, 4.00%, 6/15/09 (5)	5,365,000	5,435
U.S. Treasury Notes, 4.125%, 8/13/12 (1)	1,975,000	2,034
U.S. Treasury Notes, 4.25%, 11/15/13 (1)	3,260,000	3,380
U.S. Treasury Notes, 4.25%, 8/15/14 (1)	19,550,000	20,213
U.S. Treasury Notes, 4.25%, 8/15/15 (1)	2,550,000	2,618
U.S. Treasury Notes, 4.50%, 3/31/12 (1)	7,400,000	7,735
U.S. Treasury Notes, 4.625%, 10/31/11 (1)	7,800,000	8,174
U.S. Treasury Notes, 4.625%, 2/15/17 (1)	16,210,000	16,947
U.S. Treasury Notes, 4.75%, 2/15/10	3,850,000	3,982
U.S. Treasury Notes, 4.75%, 8/15/17 (1)	13,025,000	13,760
U.S. Treasury Notes, 5.00%, 8/15/11 (1)	5,575,000	5,914
U.S. Treasury Notes, 5.75%, 8/15/10 (1)	6,000,000	6,405
		145,150
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $219,206)		227,896

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.2%

Abu Dhabi National Energy, 5.62%, 10/25/12 (3)	1,200,000	1,218
Asian Development Bank, 6.64%, 5/27/14	1,000,000	1,113
Canada Mortgage & Housing, 2.95%, 6/2/08 (1)	1,500,000	1,498
Canada Mortgage & Housing, 4.80%, 10/1/10	1,500,000	1,537
Eksportfinans, 4.75%, 12/15/08 (1)	1,500,000	1,506
European Investment Bank, 3.375%, 3/16/09	2,600,000	2,596
European Investment Bank, 3.375%, 6/12/13 (1)	1,000,000	974
European Investment Bank, 4.125%, 9/15/10	750,000	754
Export Import Bank of Korea, 5.25%, 2/10/14 (3)	500,000	487
Government of Malaysia, 7.50%, 7/15/11	420,000	459
Hydro-Quebec, 7.50%, 4/1/16	1,000,000	1,179
Hydro-Quebec, 8.40%, 1/15/22	200,000	271
International Bank for Reconstruction & Development 7.625%, 1/19/23	1,800,000	2,404
Kreditanstalt Fur Wiederaufbau, 3.25%, 3/30/09 (1)	1,500,000	1,497
Kreditanstalt Fur Wiederaufbau, 4.25%, 6/15/10	2,000,000	2,018
Kreditanstalt Fur Wiederaufbau, 4.875%, 1/17/17	1,000,000	1,030
Landwirtschaftliche Rentenbank, 4.875%, 11/16/15	2,000,000	2,064
Pemex Project Funding Master Trust, 9.125%, 10/13/10 (1)	20,000	22
Province of Manitoba, 7.50%, 2/22/10	5,600,000	5,997
Province of New Brunswick, 5.20%, 2/21/17	1,250,000	1,317
Province of Nova Scotia, 5.125%, 1/26/17	800,000	834
Province of Ontario, 5.50%, 10/1/08 (1)	2,850,000	2,892
Republic of Chile, 5.50%, 1/15/13	115,000	119
Republic of Italy, 3.25%, 5/15/09	1,000,000	992
Republic of Italy, 4.50%, 1/21/15	330,000	329
Republic of Italy, 5.375%, 6/15/33	330,000	340
Republic of Korea, 8.875%, 4/15/08 (1)	424,000	428

(Cost and value in $000s)	Notional Amount	Value
SWAPS 0.0%		
Credit Default Swaps 0.0%		
Deutsche Bank, Protection Bought (Relevant Credit: Credit Suisse, 3.125%, 9/14/12), Pay 0.54%, Receive upon credit default, 12/20/12	(360,000)	(1)
Deutsche Bank, Protection Bought (Relevant Credit: Royal Bank of Scotland, 5.00%, 12/6/20), Pay 0.66%, Receive upon credit default, 12/20/12	(360,000)	(2)
Goldman Sachs, Protection Sold (Relevant Credit: GE Capital 6.00%, 6/15/12), Receive 0.185%, Pay upon credit default, 6/20/17	2,150,000	(83)
Goldman Sachs, Protection Sold (Relevant Credit: Time Warner Cable, 5.85%, 5/1/17), Receive 0.515%, Pay upon credit default, 12/20/12	500,000	(5)
JPMorgan Chase, Protection Bought (Relevant Credit: Altria Group, 7.00%, 11/4/13), Pay 0.55%, Receive upon credit default, 12/20/14	(500,000)	(4)
JPMorgan Chase, Protection Bought (Relevant Credit: CBS Corp. 4.625%, 5/15/18), Pay 0.73%, Receive upon credit default, 3/20/13	(500,000)	–
JPMorgan Chase, Protection Sold (Relevant Credit: Merrill Lynch 5.00%, 1/15/15), Receive 1.60%, Pay upon credit default, 12/20/08	1,000,000	–
JPMorgan Chase, Protection Sold (Relevant Credit: Reynolds American, 7.625%, 6/1/16), Receive 1.12%, Pay upon credit default, 12/20/14	500,000	7
Lehman Brothers, Protection Bought (Relevant Credit: Sara Lee 6.125%, 11/1/32), Pay 0.36%, Receive upon credit default, 3/20/13	(1,000,000)	–
Merrill Lynch, Protection Sold (Relevant Credit: Lehman Brothers, 6.625%, 1/18/12), Receive 1.00%, Pay upon credit default, 12/20/08	2,000,000	(10)
Morgan Stanley, Protection Bought (Relevant Credit: Marsh & McLennan, 5.375%, 7/15/14), Pay 0.70%, Receive upon credit default, 6/20/12	(1,000,000)	(7)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Balanced Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $14,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Futures Contracts During the year ended December 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the year ended December 31, 2007, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

TBA Purchase Commitments During the year ended December 31, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, the value of loaned securities was $317,384,000; aggregate collateral consisted of $324,198,000 in money market pooled accounts and U.S. government securities valued at $3,695,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,068,482,000 and $939,760,000, respectively, for the year ended December 31, 2007. Purchases and sales of U.S. government securities aggregated $965,918,000 and $931,495,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $2,829,042,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $154,000 for Price Associates, $896,000 for T. Rowe Price Services, Inc., and $3,551,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund), as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Balanced Fund does not incur duplicate fees for its assets invested in the High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $499,000 of management fees permanently waived pursuant to this agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund and T. Rowe Price Institutional High Yield Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $11,901,000 from short-term capital gains,

• $231,270,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $32,282,000 of the fund’s income represents quali fied dividend income subject to the 15% rate category.

For corporate shareholders, $22,293,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1991	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1991	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.;
[121]	Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Balanced Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Wendy R. Diffenbaugh (1953)	Vice President, T. Rowe Price
Vice President, Balanced Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Balanced Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Balanced Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Balanced Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Robert M. Larkins (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Balanced Fund	Trust Company; formerly student, The Wharton
Business School, University of Pennsylvania
(to 2003)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Balanced Fund	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund	Group, Inc., and T. Rowe Price International, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Balanced Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Balanced Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Balanced Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Balanced Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008